Exhibit 24
                             ----------


                          POWER OF ATTORNEY
                          -----------------


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to the Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, as amended, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of December, 1997.

/s/ BARTON S. HOLL
    Barton S. Holl

/s/ NORMAN J. MURRAY
    Norman J. Murray

/s/ THOMAS C. VADAKIN
    Thomas C. Vadakin

/s/ PAUL T. THEISEN
    Paul T. Theisen

/s/ JOSEPH H. WESEL
    Joseph H. Wesel

/s/ ROBERT E. EVANS
    Robert E. Evans

/s/ WILFORD D. DIMIT
    Wilford D. Dimit

/s/ REX E. MAIDEN
    Rex E. Maiden

/s/ GEORGE W. BROUGHTON
    George W. Broughton


                           POWER OF ATTORNEY
                           -----------------

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities, including Common Shares, for offering and sale pursuant to the Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, as amended, hereby constitutes and appoints Robert E. Evans and Charles R. Hunsaker, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and The Nasdaq Stock Market, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of December, 1997.


/s/ JEFFREY D. WELCH
    Jeffrey D. Welch

/s/ JOHN W. CONLON
    John W. Conlon